UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 14, 2003

MGIC Investment Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MGIC Plaza, 250 East Kilbourn Avenue Milwaukee, Wisconsin 53202

(Address of principal executive offices including zip code)

(414) 347-6480

(Registrant’s telephone number)

Item 7. Financial Statements and Exhibits

     (c)      Exhibits

Pursuant to General Instruction B.6 to Form 8-K, the Company’s July 14, 2003 press release is furnished as Exhibit 99 and is not filed.

Item 9. Results of Operations and Financial Condition

On July 11, 2003, the Company released for issuance on July 14, 2003 a press release announcing its results of operations for the quarter ended June 30, 2003 and certain other information. The press release is furnished as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date: July 11, 2003	By:	/s/ Joseph J. Komanecki

Joseph J. Komanecki
Senior Vice President, Controller and
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99	Press Release dated July 14, 2003. (Pursuant to General Instruction B.6 to Form 8-K, this press release is furnished and is not filed.)